Rule 497(d)
                                 FT 584

Supplement to the Prospectus dated December 31, 2001, as amended January 2, 2002

Notwithstanding anything to the contrary in the prospectus, total return figures for the 2001 calendar year for the DJIA and S&P 500 Index were -5.45% and -11.88%, respectively. In addition, the average annual total return for the DJIA and S&P 500 Index over the full years presented on page 13 of the prospectus were 12.53% and 12.14%, respectively.


January 8, 2002